SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 19, 2001


                              NORTH VALLEY BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)



         CALIFORNIA                     0-10652                94-2751350
-------------------------------      -------------          ----------------
(State or other jurisdiction of      (File Number)          (I.R.S. Employer
       incorporation)                                     identification number)


                    880 E. Cypress Avenue, Redding, CA 96002
              ----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Item 5:  Other Events


         On July 19, 2001, the Registrant issued a Press Release which reported the authorization by the Board of Directors of a second common stock repurchase program calling for the repurchase of up to 8% of the Registrant's outstanding shares, or approximately 433,000 shares, based on the 5,423,980 shares outstanding as of June 30, 2001.

         On May 31, 2001, the Registrant announced a stock repurchase plan that called for the repurchase of up to 7% of the Registrant's outstanding common stock. As indicated in the Registrant's earnings release dated July 18, 2001, the Registrant was successful in repurchasing 408,000 shares in the open market for total consideration of $6.0 million.

         Item 7:   Financial Statements and Exhibits

             (c)   Exhibits

         (99.30)   News Release of North Valley Bancorp dated July 19, 2001.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NORTH VALLEY BANCORP


                                         By /s/ Edward J. Czajka
                                            -----------------------------------
                                            Edward J. Czajka
                                            Senior Vice President &
Dated:  July 20, 2001                       Chief Financial Officer


                                       2